UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2021

ARDELYX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
34175 ARDENWOOD BLVD., FREMONT, CALIFORNIA 94555
400 FIFTH AVE., SUITE 210, WALTHAM, MASSACHUSETTS 02451
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 745-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	ARDX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Ardelyx, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) online due to the public health impact of the coronavirus outbreak (COVID‑19) and to support the health and well-being of its employees, stockholders and partners. Only stockholders of record at the close of business on April 20, 2021, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 98,688,577 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 83,464,603 shares of the Company’s common stock were voted in person or by proxy for the three proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2021.

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the Class I director nominees below to the Company’s Board of Directors (the “Board”) to hold office until the 2024 Annual Meeting of Stockholders or until their successors are elected.

Class I Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
William Bertrand, Jr. Esq.	58,529,521	13,182,760	11,752,322
Onaiza Cadoret-Manier	59,509,625	12,202,656	11,752,322
Jan Lundberg, PhD.	59,715,175	11,997,106	11,752,322

Proposal No. 2 - Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,303,200	75,273	86,130	—

Proposal No. 3 - To approve, on an non-binding, advisory basis, the Say-On-Pay proposal.

The Company’s stockholders approved, on a non-binding, advisory basis, the Say-On-Pay proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
69,356,278	2,313,136	42,867	11,752,322

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2021	ARDELYX, INC.

	By:	/s/ Elizabeth Grammer
Elizabeth Grammer
Chief Legal and Administrative Officer